EXHIBIT 10.41


                                CREDIT AGREEMENT

AGREEMENT made this 28th day of April 1998, by and between SENETEK PLC, located at 23 Palace Street, London SW1E 5HW (hereinafter referred to as "SENETEK") and WINDSOR CAPITAL MANAGEMENT, LTD., 129 Front Street, Penthouse Suite, Hamilton HM12, Bermuda (hereinafter referred to as "WINDSOR").

                              W I T N E S S E T H:

         WHEREAS, WINDSOR is agreeable to providing a credit accommodation and credit facility to SENETEK;
and
         WHEREAS, SENETEK is agreeable to accepting the credit accommodation and facility;
and
         WHEREAS, the parties are desirous of expressing their rights and obligations with respect to the credit accommodation and facility.

                  NOW, THEREFORE, IN CONSIDERATION OF AND FOR THE MUTUAL PROMISES AND COVENANTS CONTAINED HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

         FIRST: WINDSOR agrees, upon execution of the within agreement, to provide to SENETEK an unsecured credit accommodation and facility in the sum of $10,000,000 (Ten Million Dollars) under the following terms and conditions:

                  (a) The credit line - facility will be unsecured and be available to SENETEK at its option under said credit facility for a period of two (2) years or until April 28, 2000;

                  (b) All loans and advances to SENETEK will be on a minimum draw-down basis of $500,000 (Five Hundred Thousand Dollars) at the time of each request for exercising or draw by SENETEK on the credit line as provided for herein (SENETEK will transmit written notice of a draw down to WINDSOR); and

                  (c) The credit line will be made available directly from WINDSOR, and/or at WINDSOR's option, a banking institution designated by WINDSOR that will make such loans and advances as requested by SENETEK.

         SECOND: WINDSOR warrants and represents that it will make all contractual and/or other arrangements required by a banking or lending institution to make the unsecured credit line available for SENETEK in the event that WINDSOR elects to utilize a commercial bank for providing the unsecured credit line, and that WINDSOR will be responsible for any bank or other charges as may be incurred for the credit line availability.

         THIRD: The parties agree that SENETEK will have the right to utilize said credit line and draw down at its discretion for working capital purposes, research and development and/or acquisitions as it may deem necessary during the term of the within agreement.

         FOURTH: In consideration for providing the unsecured line of credit herein, SENETEK agrees to issue to WINDSOR warrants to purchase ordinary shares of SENETEK's Common Stock which are convertible into American Depository Receipts (ADR) currently trading on the NASDAQ Small Cap market. (The issuance of the warrants and ordinary shares are subject to both the laws of the United Kingdom and the United States.) The warrants to be issued by SENETEK will be equal to the amount of the minimum draw down by SENETEK divided by $3.50, which is the exercise price of a warrant; i.e., on a minimum of $500,000 (Five Hundred Thousand) draw down utilized by SENETEK, SENETEK agrees to issue 142,860 stock purchase warrants to purchase one (1) ordinary share, exercisable at $3.50 per share for a period of three (3) years from the date of said issuance to WINDSOR, and an additional three (3) year warrant to purchase one (1) ordinary shares at an exercise price of $6.00 per share for every five (5) warrants issued to WINDSOR at the exercise price of $3.50 per share, so that on a minimum of $500,000 (Five Hundred Thousand) draw down by SENETEK, in addition to the warrants at $3.50 as stated herein, an additional warrant, exercisable at $6.00 will be issued (an additional 28,572, $6.00 warrants will be issued by SENETEK to WINDSOR). As the parties have been negotiating the within credit arrangement since February _____, 1998, it is agreed that the exercise price for the $3.50 warrants will be as of said date. Annexed hereto and marked Exhibit 1 and
Exhibit 2 are copies of the warrant certificates exercisable at $3.50 per share, and at $6.00 per share.

         FIFTH: SENETEK agrees that it will use its best endeavors to grant registration rights for the underlying shares with respect to the $3.50 and $6.00 warrants, as stated herein, within 90 days from the date of the draw down of credit by SENETEK, and will pay all costs and expenses of registration including, but not limited to, Securities and Exchange Commission registration filing fees and costs, etc., to register the underlying shares with respect to said warrants.

         SIXTH: WINDSOR understands and agrees that it will provide all reasonable cooperation to SENETEK and its counsel and provide all material information required, in order for SENETEK to register the underlying shares for the $3.50 and $6.00 warrants with the Securities and Exchange Commission and State Blue Sky agencies as may be required.

         SEVENTH: SENETEK represents that it will file the appropriate disclosure forms with the Securities and Exchange Commission and the National Association of Securities Dealers and pay the required fees to the NASD upon issuance of the warrants to WINDSOR, as stated herein.

         EIGHTH: SENETEK further agrees to provide to WINDSOR a promissory note or notes in the form annexed to the within agreement, marked Exhibit C, upon each draw down of any part of the credit accommodation made available by WINDSOR.

         NINTH: The parties understand and agree that SENETEK will have the right, without penalty or interest, to repay any draw down by SENETEK on the credit line during the two (2) year term of the credit accommodation. Upon payment of any part of the amount due to WINDSOR, WINDSOR will return the promissory note or notes to SENETEK marked paid and cancelled.

         TENTH: SENETEK warrants and represents to WINDSOR as a condition of the credit accommodation that during the term of the within agreement, it will:

               (a) Remain a duly organized and existing and good standing corporation under the laws of the United Kingdom, and that it has the corporate power and facility to own its properties and carry on its business, and is further qualified to do business and is in good standing in each jurisdiction wherein it carries on its business.

               (b) That it will remain in compliance with all the Securities and Exchange Commission rules and regulations, and that it will maintain its trading status on the NASDAQ Small Cap Trading Market.

               (c) That the execution of the within agreement and the issuance of the warrants ($3.50 and $6.00) provided for herein, have been duly approved and authorized by SENETEK's Board of Directors and will not violate any provision or law or regulation as made and provided or be in violation of the Certificate of Incorporation, By-Laws or other governmental documents with respect to SENETEK.

               (d) SENETEK has the full corporate authority and power to execute and deliver the within agreement, promissory note or notes, warrants and any and all other loan documents in connection with the within transaction, all of which have been duly authorized by SENETEK's Board of Directors.

         ELEVENTH: That the within transaction is not in violation of any applicable United Kingdom or Federal, State or Local regulation or ordinance in the United States.

         TWELFTH: That within 72 hours of the date of any draw down by SENETEK under the within agreement, SENETEK will provide a promissory note and a warrant for the appropriate number of shares under the $3.50 and $6.00 warrants as stated herein.

         THIRTEENTH: That SENETEK is not in default under any agreement, ordinance or resolution which could result in a material adverse effect on its business operation or financial condition or properties.

         FOURTEENTH: That the Form 10-K Report for the Fiscal Year ended December 31, 1997 and all Form 10-Q and 8-K Reports, issued and filed by SENETEK with the Securities and Exchange Commission which have been provided to WINDSOR, are accurate and correct, and there are no material suits or outstanding judgments, actions or proceedings pending against SENETEK which are not disclosed. WINDSOR warrants and represents that it is an accredited investor, as that term is defined by the Securities Act of 1933.

         FIFTEENTH: That SENETEK has filed the appropriate applications for all trademarks, trade names, copyrights and other proprietary rights and intellectual property owned by it.

         SIXTEENTH: SENETEK agrees to maintain its books and records in a satisfactory manner and to permit, on reasonable notice and at WINDSOR's cost and expense, WINDSOR's agents and/or accountants, access for the purpose of inspection of said books and records annually upon ten (10) days' written notice to SENETEK.

         SEVENTEENTH: SENETEK agrees, during the term of the within agreement accommodation, to provide to WINDSOR a copy of all Form 10-K, 10-Q and/or 8-K Reports within 48 hours of filing with the Securities and Exchange Commission.

         EIGHTEENTH: SENETEK will, at all times during the within credit accommodation, maintain a tangible net worth of at least $2,000,000 (Two Million Dollars), which tangible net worth will be governed by generally accepted accounting principals consistently applied, and that it will keep and maintain and preserve and protect all of its proprietary rights in its patents, patent pending trademarks and/or copyrights.

         NINETEENTH: SENETEK agrees to make prompt payment of all sums due to WINDSOR on April 27, 2000, and that any draw down of any amount of the within credit line will be due and payable by SENETEK in the event of any of the one or more below listed events of default prior to the due date on April 27, 2000, as provided for herein:

               (a) Failure of SENETEK to issue the $3.50 and $6.00 warrants within a reasonable time of said draw down on the credit facility, as provided for herein.

               (b) Failure to use its best efforts to file the appropriate registration statement with the Securities and Exchange Commission for the underlying shares of the $3.50 and $6.00 warrants, as provided for herein.

               (c) The filing of an equivalent of a Chapter 11 or Chapter 7 proceeding in the United Kingdom or the United States and/or declaration of insolvency by SENETEK. In the event any petition is filed against SENETEK under any insolvency law provision, SENETEK will have thirty (30) days within which to contest said provision, and such petition shall not have been dismissed within ninety (90) days from the date hereof.

               (d) The appointment of a receiver or custodian or any trustee for the business of SENETEK.

               (e) The failure to make payment due to WINDSOR on the due date as provided for herein, which failure remains uncured for a period of sixty (60) days from said due date.

               (f) In the event that SENETEK is suspended from trading on the NASDAQ trading market for a period in excess of thirty (30) days.

               TWENTIETH: The parties agree that all notices and/or other communications, pursuant to this agreement, be in writing, delivered by hand, certified or registered mail, return receipt requested or facsimile, addressed to the parties as follows:

         To SENETEK:                SENETEK PLC
                                    23 Palace Street
                                    London SW1E 5HW

         With a copy to:            Anthony J. Cataldo
                                    c/o Carme International, Inc.
                                    620 Airpark Road, Bldg. F
                                    Napa, CA 94558

         With a copy to:            Baratta & Goldstein
                                    597 Fifth Avenue
                                    New York, NY 10017

         To WINDSOR:                WINDSOR CAPITAL MANAGEMENT, LTD.
                                    129 Front Street, Penthouse Suite
                                    Hamilton HM12
                                    Bermuda

         TWENTY-FIRST: The within agreement may not be changed, modified or amended, unless in writing, executed by the parties herein.

         IN WITNESS WHEREOF, the parties have set their hands and seals the day, month and year first above written.

                                   SENETEK PLC

                                    BY:      NAME OF SIGNEE
                                          --------------------------------------



                                             WINDSOR CAPITAL MANAGEMENT, LTD.

                                    BY:      NAME OF SIGNEE
                                             -----------------------------------

                                    EXHIBIT 1


                              FORM OF $3.50 WARRANT

                                             ORIGINAL DATE OF ISSUANCE:_________


             TRANSFERABLE COMMON STOCK PURCHASE WARRANT CERTIFICATE
                FOR PURCHASE OF 5P ORDINARY SHARES ("THE SHARES")


                                   SENETEK PLC


THIS WARRANT AND ANY SHARES ISSUABLE UPON ITS EXERCISE AND THE SUBSEQUENT CONVERSION TO AMERICAN DEPOSITARY SHARES ("ADS") REPRESENTED BY AMERICAN DEPOSITARY RECEIPTS ("ADR"), (COLLECTIVELY THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, (THE "ACT"), AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. UNLESS THESE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION REQUIREMENTS OF THOSE LAWS.


              VOID THREE (3) YEARS AFTER DATE OF ORIGINAL ISSUANCE


THIS IS TO CERTIFY THAT, for value received, WINDSOR CAPITAL MANGEMENT LTD OR REGISTERED ASSIGNEE (the registered Holder), is the owner of the number of Warrants ("Warrants") as specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Credit Agreement dated the 28th day of April 1998 (the "Agreement"), one (1) fully paid and non-assessable 5p Ordinary share convertible into one (1) American Depositary Share ("ADS") represented by one
(1) American Depositary Receipt ("ADR"), $.01 par value ("ADR"), of Senetek PLC, an English Corporation (the "Company"), at any time from the original date of issuance of this Warrant and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form duly executed, at the corporate office of the Company at 23 Palace Street, London SW1E 5HW, England, accompanied by payment as follows:

The Exercise Price per share will be U.S $ , the Purchase Price payable in lawful money of the United States of America, in cash or by official bank or certified check, made payable to Senetek PLC. The Company will act as Warrant Agent (the "Warrant Agent").

This Warrant Certificate, and each Warrant represented hereby, are issued pursuant to and are subject in all respects, to the terms and conditions set forth in the Agreement by and among the Company and WINDSOR CAPITAL MANAGEMENT LTD. The Warrant Holder acknowledges that, in the event any term or condition of the within Warrant is not consistent with the Agreement, then in that event, the Agreement will be governing.

The Purchase Price or the number of ADRs, subject to purchase upon the exercise of each Warrant represented hereby, are not subject to modifications or adjustment.

Each Warrant represented hereby is exercisable at the option of the Registered Holder pursuant to the terms of the Agreement, in the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate or Warrant Certificates of like tenor, and shall issue a new Warrant Certificate or Warrant Certificates for the balance of the Warrants unexercised, which the Warrant Agent shall countersign, for the balance of such Warrants.

The term "Expiration Date" shall mean 5.00 p.m. (London time) on . If such date shall in England, be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5.00 p.m. (London time) the next following day which, in England, is not a holiday or a day on which banks are authorized to close. The Company may, at its sole discretion, extend the Expiration Date.

This Warrant Certificate is exchangeable upon the surrender hereof by the Registered Holder at the corporate office of the Company for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificate to represent such number of Warrants as shall be designated by such Registered Holder at the time of each surrender.

Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

The within Warrant is transferable and/or assignable upon written consent of the Company which consent shall not be unreasonably withheld. The requisite documentation and request for assignment must be presented to the Company and its counsel to effect a transfer and/or assignment of said Warrant.

Upon due presentment with any tax or governmental charge imposed in connection therewith, for registration of any transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrants Certificates, representing an equal aggregate number of Warrants, will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant and the Agreement.

The Holder of said Warrant understands and agrees that, in order to exercise the said Warrant, payments in U.S. dollars, as stated herein, for the exercise of each Warrant per share must be made at the Company's offices, and that the Warrant herein expires on .

Prior to due presentment for the registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof, and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes, and shall not be affected by any notice to the contrary.

The within Warrant has been authorized by the Board of Directors of the Company and that, upon exercise, the Holder may qualify under Regulation S of the Securities Act, subject to compliance with the requirements of said Regulation

This Warrant shall be governed by and construed in accordance with the laws of England.


IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its Corporate Seal to be imprinted hereon.

Date :
         London, England

                                             -----------------------------------
                                             SENETEK PLC.

ATTEST :

By :-----------------------------------------
        Director



By :-----------------------------------------
        Director & Corporate Secretary

                                             AGREED TO:


                                             -----------------------------------
                                             WINDSOR CAPITAL MANAGEMENT LTD.
                                             Director

                                    EXHIBIT 2

                              FORM OF $6.00 WARRANT




                                             ORIGINAL DATE OF ISSUANCE:_________


             TRANSFERABLE COMMON STOCK PURCHASE WARRANT CERTIFICATE
                FOR PURCHASE OF 5P ORDINARY SHARES ("THE SHARES")


                                   SENETEK PLC


THIS WARRANT AND ANY SHARES ISSUABLE UPON ITS EXERCISE AND THE SUBSEQUENT CONVERSION TO AMERICAN DEPOSITARY SHARES ("ADS") REPRESENTED BY AMERICAN DEPOSITARY RECEIPTS ("ADR"), (COLLECTIVELY THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, (THE "ACT"), AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. UNLESS THESE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION REQUIREMENTS OF THOSE LAWS.


              VOID THREE (3) YEARS AFTER DATE OF ORIGINAL ISSUANCE


THIS IS TO CERTIFY THAT, for value received, WINDSOR CAPITAL MANGEMENT LTD OR REGISTERED ASSIGNEE (the registered Holder), is the owner of the number of Warrants ("Warrants") as specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Credit Agreement dated the 28th day of April 1998 (the "Agreement"), one (1) fully paid and non-assessable 5p Ordinary share convertible into one (1) American Depositary Share ("ADS") represented by one
(1) American Depositary Receipt ("ADR"), $.01 par value ("ADR"), of Senetek PLC, an English Corporation (the "Company"), at any time from the original date of issuance of this Warrant and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form duly executed, at the corporate office of the Company at 23 Palace Street, London SW1E 5HW, England, accompanied by payment as follows:

The Exercise Price per share will be U.S $ , the Purchase Price payable in lawful money of the United States of America, in cash or by official bank or certified check, made payable to Senetek PLC. The Company will act as Warrant Agent (the "Warrant Agent").

This Warrant Certificate, and each Warrant represented hereby, are issued pursuant to and are subject in all respects, to the terms and conditions set forth in the Agreement by and among the Company and WINDSOR CAPITAL MANAGEMENT LTD. The Warrant Holder acknowledges that, in the event any term or condition of the within Warrant is not consistent with the Agreement, then in that event, the Agreement will be governing.

The Purchase Price or the number of ADRs, subject to purchase upon the exercise of each Warrant represented hereby, are not subject to modifications or adjustment.

Each Warrant represented hereby is exercisable at the option of the Registered Holder pursuant to the terms of the Agreement, in the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate or Warrant Certificates of like tenor, and shall issue a new Warrant Certificate or Warrant Certificates for the balance of the Warrants unexercised, which the Warrant Agent shall countersign, for the balance of such Warrants.

The term "Expiration Date" shall mean 5.00 p.m. (London time) on . If such date shall in England, be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5.00 p.m. (London time) the next following day which, in England, is not a holiday or a day on which banks are authorized to close. The Company may, at its sole discretion, extend the Expiration Date.

This Warrant Certificate is exchangeable upon the surrender hereof by the Registered Holder at the corporate office of the Company for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificate to represent such number of Warrants as shall be designated by such Registered Holder at the time of each surrender.

Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

The within Warrant is transferable and/or assignable upon written consent of the Company which consent shall not be unreasonably withheld. The requisite documentation and request for assignment must be presented to the Company and its counsel to effect a transfer and/or assignment of said Warrant.

Upon due presentment with any tax or governmental charge imposed in connection therewith, for registration of any transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrants Certificates, representing an equal aggregate number of Warrants, will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant and the Agreement.

The Holder of said Warrant understands and agrees that, in order to exercise the said Warrant, payments in U.S. dollars, as stated herein, for the exercise of each Warrant per share must be made at the Company's offices, and that the Warrant herein expires on .

Prior to due presentment for the registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof, and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes, and shall not be affected by any notice to the contrary.

The within Warrant has been authorized by the Board of Directors of the Company and that, upon exercise, the Holder may qualify under Regulation S of the Securities Act, subject to compliance with the requirements of said Regulation

This Warrant shall be governed by and construed in accordance with the laws of England.


IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its Corporate Seal to be imprinted hereon.

Date :
         London, England

                                             -----------------------------------
                                             SENETEK PLC.

ATTEST :

By :-----------------------------------------
        Director



By :-----------------------------------------
     Director & Corporate Secretary

                                             AGREED TO:


                                             -----------------------------------
                                             WINDSOR CAPITAL MANAGEMENT LTD.
                                             Director

                                    EXHIBIT 3

                                     FORM OF

                                 PROMISSORY NOTE

                                                              New York, New York
                                                                  April 28, 1998

         FOR VALUE RECEIVED, the undersigned, SENETEK PLC, (the "Maker") hereby promises to pay to the order of WINDSOR CAPITAL MANAGEMENT, LTD., (the "Holder"), the principal sum of $______________ with interest thereon at _______% per annum, payable on _________(date).

         1. Payment of principal is to be made at such address as to which Holder shall notify the Maker in writing, prior to maturity, in lawful money of the United States.

         2. If, under any bankruptcy or insolvency law or other law for the reorganization arrangement, composition or similar relief or aid of debtors or creditors: (a) the Maker is adjudicated a bankrupt, or takes or seeks to take or to have taken, or consents to the taking of, any action with respect to it or a substantial part of its property or affairs, or (b) a Court or other governmental authority of competent jurisdiction (i) approves a petition seeking any such relief or aid with respect to the Maker, (ii) appoints a trustee, receiver, or liquidator of the Maker or of substantially all of its property or affairs, or (iii) assumes custody or control of substantially all oft he property or affairs of the Maker or operation to the exclusion of Management; and, in both cases, such approval or appointment is not vacated, or the custody or control is not terminated, within sixty (60) days or stayed on appeal, then at the option of the Holder, the Holder may declare the unpaid balance of the principal and accrued interest, if any, if not then due and payable to be due and payable.

         3. This Note and the rights of the Holder and obligations of the Maker hereunder are subject to the provisions of an Agreement by and between Senetek PLC and Windsor Capital Management, Ltd. dated April 28, 1998.

         4. The Maker shall have the right of prepayment, so long as interest is paid up to the date of said prepayment.

         5. In the event of any default which shall remain uncured for a period of ten (10) days, the Holder thereof shall have the right to accelerate payment of all principal and interest and be entitled to receive reasonable attorneys' fees in the event an attorney is required to collect the amount due.


                                             SENETEK PLC

                                             BY:      NAME OF SIGNEE
                                                --------------------------------